McDermott International, Inc.
with focus on the Marine Construction Services Segment
Johnson Rice & Company
Johnson Rice & Company
Marine Construction & Offshore
Marine Construction & Offshore
Field Development Forum
Field Development Forum
November 16, 2005
November 16, 2005
Exhibit 99.1

Forward Looking Statements
Statements in this presentation which express a forecast, expectation or estimate, as well as those which are not historical fact, are forward looking and include statements regarding the proposed settlement of B&W’s Chapter 11 proceeding, B&W’s favorable business environment, management’s expectations regarding outstanding bids, J. Ray’s position to capture industry growth and prospects for growing its backlog, positioning of subsidiaries to address challenges, growth opportunities for each subsidiary and management’s areas of focus.  They involve a number of risks and uncertainties which may cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, without limitation, the risk that the proposed Chapter 11 settlement may not be finalized on the terms we have described, adverse changes in the company’s liquidity or in the industry, and such other factors detailed in McDermott
International’s filings with the U.S. Securities & Exchange Commission, including its Form
10-K for the year ended December 31, 2004 and its Form 10-Q’s which are filed quarterly.

McDermott Snapshot
Worldwide energy services company
Worldwide energy services company
–
–
Engineering & construction, manufacturing, procurement & installation
Engineering & construction, manufacturing, procurement & installation
–
–
Manage & operate government and nuclear facilities
Manage & operate government and nuclear facilities
Three operating segments with franchise name businesses
Three operating segments with franchise name businesses
–
–
Power Generation –
Power Generation –
The Babcock & Wilcox Company (“B&W”)
The Babcock & Wilcox Company (“B&W”)
–
–
Marine Construction –
Marine Construction –
J. Ray McDermott (“J. Ray”)
J. Ray McDermott (“J. Ray”)
–
–
Government Operations –
Government Operations –
BWX Technologies (“BWXT”)
BWX Technologies (“BWXT”)
Diversified operations by customer base, energy fuel source
Diversified operations by customer base, energy fuel source
–
–
Utilities, electric power producers, offshore O&G & U.S. Government
Utilities, electric power producers, offshore O&G & U.S. Government
–
–
Coal, oil & gas and nuclear
Coal, oil & gas and nuclear
Experienced, shareholder-focused management team
Experienced, shareholder-focused management team

Franchise Names in Each Segment
Lifecycle management of highly
enriched uranium, facilities &
technologies primarily for the
U.S. government
BWX Technologies
(BWXT)
Government Operations
Power generation and
environmental equipment -
design, supply and
construction; OEM &
upgrades, parts & services
Babcock & Wilcox
(B&W)
Consolidated Operating
Subsidiaries
Currently
Not Consolidated
Chapter 11
Providing solutions for
offshore field development
to the worldwide oil and
gas industry; engineer,
procure, construct & install
J. Ray McDermott
(J. Ray)
Marine Construction
Power Generation
Major operating subsidiaries only

McDermott Today - B&W deconsolidated
Backlog
$3.2 bln
3Q05
Revenues
$1.5 bln
3Q05 YTD
Segment
Income
$197 mln
3Q05 YTD
Marine Construction Services
Government Operations
Excludes corporate segment, YTD 3Q05 expense of $28 mln

B&W - Chapter 11 Update
B&W filed Chapter 11 bankruptcy in February 2000
B&W filed Chapter 11 bankruptcy in February 2000
–
–
To comprehensively resolve outstanding asbestos claims
To comprehensively resolve outstanding asbestos claims
Deconsolidated from financials since filing C11
Deconsolidated from financials since filing C11
Previous plan of reorganization involved spin-off of
Previous plan of reorganization involved spin-off of
B&W to claimants trust, in addition to additional
B&W to claimants trust, in addition to additional
consideration
consideration
McDermott announced revised settlement on 8/29/05
McDermott announced revised settlement on 8/29/05
–
–
Retain B&W, federal asbestos legislation provides upside
Retain B&W, federal asbestos legislation provides upside
Expect revised plan to be effective early 2006, and
Expect revised plan to be effective early 2006, and
B&W reconsolidated at that time
B&W reconsolidated at that time

Diversified Operations with B&W
[1]
W/ B&W
Backlog
$4.8 bln
3Q05
W/ B&W
Revenues
$2.5 bln
3Q05 YTD
With
Non-GAAP B&W [2]
Segment Income
$266 mln
3Q05 YTD
Power Generation
[1]
Marine Construction
Government Operations
[1]  On non-GAAP basis.  B&W is not currently consolidated in financial statements.  Reconsolidation expected in early 2006.
See Appendix A for reconciliation of non-GAAP measures.
Excludes corporate segment.
[2] B&W GAAP loss for YTD 9/30/05 was $407.7 million.  See
Appendix A for reconciliation to non-GAAP measures.

Strong Presence in Growing Markets
Energy
Energy
demand
demand
is
is
steadily
steadily
growing
growing
worldwide
worldwide
–
–
all
all
sources
sources
–
–
Electricity, oil & gas, LNG & nuclear
Electricity, oil & gas, LNG & nuclear
Meeting world’s energy needs presents challenges to
Meeting world’s energy needs presents challenges to
McDermott’s customer base
McDermott’s customer base
–
–
Infrastructure issues –
Infrastructure issues –
equipment age, access to supply, delivery
equipment age, access to supply, delivery
–
–
Environmental issues –
Environmental issues –
SOx, NOx, CO
SOx, NOx, CO², site remediation
2
,
–
–
Security issues –
Security issues –
homeland security, operational safety, secure supply
homeland security, operational safety, secure supply
Each McDermott subsidiary
Each McDermott subsidiary
–
–
Is well-positioned with its customer base to address challenges
Is well-positioned with its customer base to address challenges
–
–
Maintains track record of excellence, innovation, safety and quality
Maintains track record of excellence, innovation, safety and quality
–
–
Has growth opportunities ahead
Has growth opportunities ahead

M c D E R M O T T I N T E R N A T I O N A L , I N C . Marine Construction Services Segment

J. Ray’s Core Capabilities
Engineering and Procurement
Construction and Installation
–
Jackets, Topsides, Floating & Fixed Structures
Offshore pipeline installation
Subsea/Deepwater Technology
–
–
In-house
In-house
and
and
through
through
FloaTec
FloaTec
joint
joint
venture
venture
Providing solutions for offshore field developments worldwide

Spectrum of Offshore Infrastructure
(Graphics compliments of Offshore Magazine (2002 Offshore Oil & Gas Industry Deepwater Solutions for Concept Selections Poster May 2002)
J. Ray’s experience covers shallow to the deepest water

Field Development Lifecycle
Source: Morgan Stanley Source: Morgan Stanley
Field infrastructure fabrication and installation accounts for a
Field infrastructure fabrication and installation accounts for a small portion of operators’
small portion of operators’
overall costs to first production
overall costs to first production
Production Infrastructure
Well
Completion
Drilling
Seismic /
Reservoir
Identification
1 Year 1 Year 1 – 2 Years 1 – 2 Years 5 – 20 Years
Years of development and considerable resources have Years of development and considerable resources have been committed prior to the infrastructure stage of the cycle been committed prior to the infrastructure stage of the cycle

J. Ray McDermott Snapshot
Long, established track record as a pioneer in the marine construction
Long, established track record as a pioneer in the marine construction industry
industry
Worldwide fabrication/installation operations
Worldwide fabrication/installation operations
Location Location Facility Facility Major Vessels Major Vessels
– – Asia Pacific (Batam)
Asia Pacific ( Batam)
Batam )
) Fabrication Fabrication 3 3
– – Caspian (Baku) Caspian (Baku) Fabrication (Operate only) Fabrication (Operate only) 2 (Operate only) 2 (Operate only)
– – Gulf of Mexico (Morgan City) Gulf of Mexico (Morgan City) Fabrication Fabrication 3 3
– – Middle East (Dubai) Middle East (Dubai) Fabrication Fabrication 1 1
– – Mexico Mexico Ship Repair Ship Repair 5 (Joint Venture) 5 (Joint Venture)
Engineering offices in Houston, New Orleans, Jakarta & Dubai
Engineering offices in Houston, New Orleans, Jakarta & Dubai
Approximately 9,300 employees at September 30, 2005
Approximately 9,300 employees at September 30, 2005

World Wide Operations Americas Caspian Middle East Asia Pacific

Engineering Services
Conceptual Designs
Conceptual Designs
FEED Studies
FEED Studies
Bid Document Preparation
Bid Document Preparation
Project Planning &
Project Planning &
Development
Development
Detailed Engineering
Detailed Engineering
Procurement Services
Procurement Services
Installation, Hookup,
Installation, Hookup,
Commissioning, & Startup
Commissioning, & Startup
Assistance
Assistance
Pipelines, Risers, Spars &
Pipelines, Risers, Spars &
Subsea
Subsea
Designs
Designs

FloaTec Joint Venture
Forming venture with Keppel FELS
Forming venture with Keppel FELS
Provide unbiased deepwater floating solutions
Provide unbiased deepwater floating solutions
–
–
Spar, Semi-submersible, Extended TLP & Single Column Floater
Spar, Semi-submersible, Extended TLP & Single Column Floater
–
–
Develop & procure new floating solution technologies
Develop & procure new floating solution technologies
Draw upon partners’
Draw upon partners’
construction and installation
construction and installation
capabilities
capabilities

Caspian Operations
Field
Field
development
development
for
for
AIOC
AIOC
and
and
BP
BP
Shah
Shah
Deniz
Deniz
project
project
Topsides fabrication, pipelay, installation and procurement
Topsides fabrication, pipelay, installation and procurement
Currently, J. Ray is only in the Azeri section of the Caspian
Currently, J. Ray is only in the Azeri section of the Caspian
At 9/30/05 –
At 9/30/05 –
Caspian operations were 26% of JRM backlog
Caspian operations were 26% of JRM backlog

Caspian Projects
Constructed CA deck in 2004 (left) and WA deck (right) in 2005
Constructed CA deck in 2004 (left) and WA deck (right) in 2005
Ongoing projects include the EA & DUQ decks plus pipelines
Ongoing projects include the EA & DUQ decks plus pipelines
Evaluating additional opportunities within Caspian market
Evaluating additional opportunities within Caspian market

Middle East Operations
Fabrication in Dubai, UAE
Fabrication in Dubai, UAE
–
–
145 Acres
145 Acres
Engineering offices
Engineering offices
Able to serve W. Africa and
Able to serve W. Africa and
North Sea thru Mid East
North Sea thru Mid East
Primary vessel: DB27
Primary vessel: DB27
–
–
Lift Capacity: 2400 tons
Lift Capacity: 2400 tons
–
–
Pipelay
Pipelay
Capacity: 60 inches
Capacity: 60 inches
At 9/30/05 –
At 9/30/05 –
Middle East
Middle East
was 52% of JRM backlog
was 52% of JRM backlog

Middle East Projects
Completed
Completed
Amenam
Amenam
deck
deck
in
in
2003 (right) and Front
2003 (right) and Front
Runner hull (below) in 2004
Runner hull (below) in 2004
Numerous ongoing projects
Numerous ongoing projects
& recent awards; including
& recent awards; including
Dolphin & RasGas
Dolphin & RasGas
LNG 2
LNG 2
Market remains robust
Market remains robust

Asia Pacific Operations
Batam
Batam
Island, Indonesia
Island, Indonesia
–
–
242 Acres
242 Acres
Engineering in Jakarta
Engineering in Jakarta
Primary vessel: DB30
Primary vessel: DB30
–
–
Lift Capacity: 3080 tons
Lift Capacity: 3080 tons
–
–
Pipelay
Pipelay
Capacity: 60 inches
Capacity: 60 inches
At 9/30/05 –
At 9/30/05 –
Asia Pacific
Asia Pacific
was 16% of JRM backlog
was 16% of JRM backlog

Asia Pacific Projects
Completed Belanak
Completed Belanak
FPSO (left) in 2004 and John
FPSO (left) in 2004 and John
Brookes development in 2005 (pipelay
Brookes development in 2005 (pipelay
shown)
shown)
Awarded Arthit
Awarded Arthit
and Woodside LNG projects in 3Q05
and Woodside LNG projects in 3Q05
Region remains active
Region remains active

Americas Operations
Morgan City, Louisiana
Morgan City, Louisiana
–
–
300+ Acres
300+ Acres
Engineering in Houston &
Engineering in Houston &
New Orleans
New Orleans
Primary vessel: DB50
Primary vessel: DB50
–
–
Lift Capacity: 4400 tons
Lift Capacity: 4400 tons
–
–
Pipelay
Pipelay
Capacity: 20 inches
Capacity: 20 inches
At 9/30/05 –
At 9/30/05 –
Americas
Americas
was 6% of JRM backlog
was 6% of JRM backlog

Americas Projects
In early 2005, completed the major topsides program for BP
In early 2005, completed the major topsides program for BP
Originally awarded in 2000, BP had exclusive use of Morgan
Originally awarded in 2000, BP had exclusive use of Morgan
City during fabrication period
City during fabrication period
J. Ray has re-entered market upon completion
J. Ray has re-entered market upon completion

Turned J. Ray Bids into Backlog in 3Q05
Bids outstanding exceeded $2 billion in June 2005
Bids outstanding exceeded $2 billion in June 2005
Awarded Saudi Aramco
Awarded Saudi Aramco
project in August
project in August
Chevron Gulf of Mexico marine contract signed
Chevron Gulf of Mexico marine contract signed
Awarded $77 million Woodside LNG contract in Asia Pacific
Awarded $77 million Woodside LNG contract in Asia Pacific
Signed $500 million+ Phase 2 LNG Expansion Project
Signed $500 million+ Phase 2 LNG Expansion Project
Asia Pacific received $110 million contract for Thailand project
Asia Pacific received $110 million contract for Thailand project
Plan to win our share of remaining bids
Plan to win our share of remaining bids
– – Maintain financial discipline in bids; manage risk and reward Maintain financial discipline in bids; manage risk and reward
– – Selectively pursue projects, a rifle approach Selectively pursue projects, a rifle approach
– – Manage the business from a global perspective Manage the business from a global perspective

J. Ray Backlog Characteristics
[1]
Americas
6%
Middle East
52%
Asia Pacific
16%
Caspian
26%
Unit
Rate
8%
Fixed Price
65%
Combination
27%
by Type of Contract by Geographic Region
[1]  Based on 9/30/05 backlog of $1.7 billion

J. Ray Summary
Late-cycle service company in offshore field
Late-cycle service company in offshore field
development
development
Well positioned to capture industry growth
Well positioned to capture industry growth
Strong franchise in strategic geographical locations
Strong franchise in strategic geographical locations
Management team leading change in all areas
Management team leading change in all areas
$1.7 billion backlog with good growth prospects
$1.7 billion backlog with good growth prospects

M c D E R M O T T I N T E R N A T I O N A L , I N C . Financial Review

Stock symbol (NYSE): Stock symbol (NYSE): MDR MDR
Recent price/share Recent price/share
[1] [1]
: : $37.45 $37.45
Shares outstanding: Shares outstanding: 73 million 73 million
Market capitalization Market capitalization
[1] [1]
: : $2.7 billion $2.7 billion
52-week trading range: $15.05-$38.70
Daily Daily volume volume average average
[1] [1]
848,741 848,741
[1]
[1]
1]
As of November 14, 2005 As of November 14, 2005
Common Share Information
Revenues: Revenues: $1.5 billion $1.5 billion
Op. Income: Op. Income: $169.5 million $169.5 million
GAAP Net Income GAAP Net Income
[3] [3]
: : $161.9 million $161.9 million
GAAP EPS GAAP EPS
[3] [3]
: : $2.25 $2.25
Total Assets: Total Assets: $1.63 billion $1.63 billion
Debt: Debt: $264 million $264 million
Unrestricted cash: Unrestricted cash: $374 million $374 million
Shareholders’ deficit: $53 million $53 million
[2] Income
statement items are for the 9-months ended 9/30/05. Balance sheet items
are as of September 30, 2005.   All amounts exclude B&W.
[3]  GAAP Net Income & EPS includes $50.4 million benefit from tax valuation allowance
Summary 3Q05 YTD Financial Statistics
[2]
McDermott Financial Snapshot

J. Ray Backlog – Revenue Relationship
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
$0
$100
$200
$300
$400
$500
$600
Backlog Revenues

-$100
$0
$100
$200
$300
$400
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
Unrestricted Cash Restricted Cash
[
1]  See Appendix B for items included in full-year 2004 Marine Construction Services segment income
-$10
$0
$10
$20
$30
$40
$50
$60
$70
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
J. Ray Segment Income [1]
Improving quarterly results….. …and growing J. Ray cash balances
(dollars in millions)
Solid Recent Performance by J. Ray

Revenue in millions
$0
$100
$200
$300
$400
$500
$600
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
BWXT J. Ray
-$0.35
-$0.15
$0.05
$0.25
$0.45
$0.65
$0.85
$1.05
$1.25
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
McDermott EPS
Fully diluted GAAP Earnings Per Share
[1]
[
1]  See Appendix B for items included in full-year 2004 operating income
[2]  2Q05 net income includes $50.4 million benefit from tax valuation allowance.
(note: excludes B&W)
[2]
McDermott’s Consolidated Results

Net Cash / (Debt) Position
[1]
-$50,000
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05
[1]  Net Cash/Debt is the sum of total unrestricted cash, restricted cash and short-term investments less total debt.  See Appendix C for detailed calculation.
Significant Balance Sheet Improvement
(excludes cash at B&W)

B&W – Strong Addition to Consolidated Results
$0
$500
$1,000
$1,500
$2,000
2000 2001 2002 2003 2004
$0
$50
$100
$150
2000 2001 2002 2003 2004
$0
$100
$200
$300
$400
2000 2001 2002 2003 2004
Backlog
Revenues Non-GAAP Operating Income
[1]
[1]  Non-GAAP Operating income.  See Appendix D for reconciliation between GAAP and Non-GAAP.
Note: pension expense was not recorded in B&W’s operating income for the years shown, but is included in 2005
Cash & Cash Equivalents
(dollars in millions)
Unrestricted cash
Cash in lieu of LC
$0
$500
$1,000
$1,500
$2,000
2000 2001 2002 2003 2004

Key Areas of Focus
Expedite B&W Chapter 11 bankruptcy resolution with revised
settlement by February 22, 2006
– Eliminate “asbestos cloud” and reconsolidate B&W
Keep J. Ray on consistent long-term earnings growth and build upon industry leadership
–
Successfully execute existing backlog
–
Build profitable backlog while managing risk/reward profile within pricing guidelines
–
Manage operating and G&A costs for expected revenue level
Maintain strong performance at BWXT
–
Succeed in bidding for additional M&O contracts
Continue delivering value for McDermott’s shareholders

M c D E R M O T T I N T E R N A T I O N A L , I N C . (NYSE: MDR) For more information contact: Jay Roueche Director of Investor Relations 281-870-5462

Appendix A:  Non-GAAP Measures with B&W
Presented above is a reconciliation of B&W’s GAAP operating income and non-GAAP operating income. The non-GAAP measure is based upon our unconsolidated statement of operations for B&W for the periods shown. McDermott is providing the non-GAAP information to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measure.  In addition, McDermott is adding to its consolidated and reported financial information the results from B&W, a deconsolidated entity.  McDermott believes these non-GAAP measures provide meaningful insight into B&W’s operational performance, and McDermott’s diversification assuming the reconsolidation of B&W, and uses the non-GAAP information internally to evaluate the operations for purposes of budget planning and performance goals.. McDermott has chosen to provide this supplemental non-GAAP information to investors to enable them to perform additional comparisons of operating results and as a means to emphasize the results of operations absent expenses considered by management to be outside B&W’s customary business.
As of 9/30/05
Revenues Segment Income Backlog
Consolidated Segments
Marine Construction Services 1,002.4 $    123.7 $                 1,697.0 $
Government Operations 455.5 $       73.0 $                   1,497.6 $
Total from Consolidated Operating Segments 1,457.9 $    196.8 $                 3,194.7 $
Deconsolidated
The Babcock & Wilcox Company ("B&W") -GAAP 1,086.8 $    (407.7) $                1,599.3 $
Add back:  Asbestos liability & related expenses 477.4 $
Total B&W Non-GAAP Op. Income 69.7 $
Total Consolidated Segment Income with B&W - Non-GAAP 2,544.7 $    266.5 $                 4,794.0 $
YTD as of September 30, 2005
(Unaudited, dollars in millions)

Appendix B: Items included in 2004 Income
12/31/04
1. ITEMS INCLUDED IN OPERATING INCOME (LOSS)
Marine Construction Services
Contract cost adjustments on loss projects $ 46.6
Gain on sale of marine assets 30.3
Miscellaneous items, net (14.5)
TOTAL $ 62.4
Government Operations
Pension funding reimbursement $ 11.8
Miscellaneous items 3.2
TOTAL $ 15.0
Corporate
Gain on U.K. pension plan $ 27.7
Qualified pension Plan Expense (60.8)
TOTAL $ (33.1)
   Depreciation & amortization
      Marine Construction Services $ 24.0
      Government Operations 12.6
      Corporate & other 3.7
TOTAL $ 40.3
2. OTHER ITEMS (below operating income):
Estimated Change In B&W Bankruptcy Settlement $ (11.2)
Tax Impact On B&W Settlement (0.7)
Net After Tax Effect $ (11.9)
(Unaudited, dollars in millions, for the year ended)

(dollars in millions)
$203.1 $203.1
(260.2) (260.2)
(4.3) (4.3)
51.7 51.7
42.7 42.7
111.8 111.8
$261.4 $261.4
2Q05 2Q05
0 0 108.5 108.5 66.5 66.5 55.7 55.7 0 0 0 0
LT Restricted Cash LT Restricted Cash
& CE & CE
$314.2 $314.2 $217.1 $217.1 $157.3 $157.3 $91.4 $91.4 $22.9 $22.9 ($1.0) ($1.0)
Total Net Cash / Total Net Cash /
(Debt) Position (Debt) Position
(260.2) (260.2) (261.3) (261.3) (268.0) (268.0) (268.1) (268.1) (268.1) (268.1) (278.2) (278.2)
Long-term Debt
(4.3) (4.3) (14.2) (14.2) (12.0) (12.0) (12.0) (12.0) (12.0) (12.0) (16.1) (16.1)
Short-term Debt
59.8 59.8 0 0 0 0 0 0 0 0 0 0
Short-Term
Investment Investment
144.8 144.8 59.8 59.8 111.5 111.5 112.5 112.5 168.3 168.3 161.5 161.5
ST Restricted Cash ST Restricted Cash
& CE & CE
$374.1 $374.1 $324.3 $324.3 $259.3 $259.3 $203.3 $203.3 $134.7 $134.7 $131.8 $131.8
Cash &  Cash Cash &  Cash
Equivalents Equivalents
3Q05 3Q05 1Q05 1Q05 4Q04 4Q04 3Q04 3Q04 2Q04 2Q04 1Q04 1Q04
Appendix C: Net Cash/(Debt) Position

$128.1
$128.1
$98.4
$98.4
$101.9
$101.9
$74.2
$74.2
$14.7
$14.7
Non-GAAP
Operating Operating
Income Income
12.5
12.5
96.6
96.6
306.7
306.7
32.6
32.6
17.9
17.9
Add back: Add back:
Asbestos & C11 Asbestos & C11
Expenses Expenses
$115.6
$115.6
$1.8
$1.8
($204.8)
($204.8)
$41.6
$41.6
($3.2)
($3.2)
GAAP GAAP
Operating Operating
Income Income
2004
2004
2003
2003
2002
2002
2001
2001
2000
2000
(dollars in millions)
Presented above is a reconciliation between B&W’s GAAP operating income and non-GAAP operating income. The non-GAAP measure is based upon our unconsolidated statement of operations for B&W for the periods shown. McDermott is providing the non-GAAP information to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable
GAAP measure. However, McDermott believes this non-GAAP measure provides meaningful insight into B&W’s operational performance and has chosen to provide this supplemental non-GAAP information to investors to enable them to perform additional comparisons of operating results and as a means to emphasize the results of operations absent expenses considered by management to be outside B&W’s customary business.
Appendix D: B&W Non-GAAP Reconciliation